UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2020

Clever Leaves Holdings Inc.
(Exact name of registrant as specified in its charter)

British Columbia, Canada	001-39820	Not Applicable
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

489 Fifth Avenue, 27th Floor
New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(646) 880-4382
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares without par value	CLVR	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one common share at an exercise price of $11.50	CLVRW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

On December 18, 2020, Clever Leaves International Inc., a corporation organized under the laws of British Columbia, Canada (“Clever Leaves”), and Schultze Special Purpose Acquisition Corp., a Delaware corporation (“SAMA”), consummated the previously announced business combination (the “Business Combination”) contemplated by the Amended and Restated Business Combination Agreement, dated as of November 9, 2020 (the “Business Combination Agreement”), by and among SAMA, Clever Leaves, Clever Leaves Holdings Inc., a corporation organized under the laws of British Columbia, Canada (“Holdco” or the “Company”), and Novel Merger Sub Inc., a Delaware corporation (“Merger Sub”).

Pursuant to the Business Combination Agreement, each of the following transactions occurred in the following order: (i) pursuant to a court-approved Canadian plan of arrangement (the “Plan of Arrangement” and the arrangement pursuant to such Plan of Arrangement, the “Arrangement”), at 11:59 p.m., Pacific time, on December 17, 2020 (2:59 a.m., Eastern time, on December 18, 2020) (a) all of the Clever Leaves shareholders exchanged their Class A common shares without par value of Clever Leaves (“Clever Leaves common shares”) for Holdco common shares without par value (“Holdco common shares”) and/or non-voting Holdco common shares without par value (“non-voting Holdco common shares”) (as determined in accordance with the Business Combination Agreement) and (b) certain Clever Leaves shareholders received approximately $3.1 million in cash in the aggregate (the “Cash Arrangement Consideration”), such that, immediately following the Arrangement, Clever Leaves became a direct wholly-owned subsidiary of Holdco; (ii) at 12:01 a.m., Pacific time (3:01 a.m. Eastern time), on December 18, 2020, Merger Sub merged with and into SAMA, with SAMA surviving such merger as a direct wholly-owned subsidiary of Holdco (the “Merger”) and, as a result of the Merger, all of the shares of SAMA common stock were converted into the right to receive Holdco common shares as set forth in the Business Combination Agreement; (iii) immediately following the consummation of the Merger, Holdco contributed 100% of the issued and outstanding capital stock of SAMA (as the surviving corporation of the Merger) to Clever Leaves, such that, SAMA became a direct wholly-owned subsidiary of Clever Leaves; and (iv) immediately following the contribution of SAMA to Clever Leaves, Clever Leaves contributed 100% of the issued and outstanding shares of NS US Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of Clever Leaves, to SAMA. Upon the closing of the Merger, SAMA changed its name to Clever Leaves US, Inc.

On December 18, 2020, SAMA’s units, shares of SAMA common stock and warrants ceased trading on The Nasdaq Stock Market (“Nasdaq”), and Holdco common shares and warrants began trading on Nasdaq under the symbols “CLVR” and “CLVRW,” respectively.

Certain terms used in this Current Report on Form 8-K (this “Current Report”) have the same meaning as set forth in the Registration Statement on Form S-4 (File No. 333-241707) (the “Registration Statement”) filed by the Company in connection with the Business Combination and declared effective by the Securities and Exchange Commission (the “SEC”) on November 27, 2020.

Item 1.01. Entry into a Material Definitive Agreement

Amendment to Warrant Agreement

In connection with the closing of the Business Combination (the “Closing”), on December 18, 2020, SAMA, Holdco and Continental Stock Transfer & Trust Company (“Continental”), as warrant agent, entered into an assignment, assumption and amendment agreement (the “Warrant Amendment”) with respect to the warrant agreement, dated as of December 10, 2018, between SAMA and Continental (the “Warrant Agreement”), pursuant to which, as of the Merger Effective Time, (a) each SAMA warrant that was outstanding immediately prior to the Merger Effective Time no longer represents a right to acquire one share of SAMA common stock and instead represents the right to acquire one Holdco common share under the same terms as set forth in the Warrant Agreement, and (b) SAMA assigned to Holdco all of SAMA’s right, title and interest in and to the Warrant Agreement and Holdco assumed, and agreed to pay, perform, satisfy and discharge in full, all of SAMA’s liabilities and obligations under the Warrant Agreement arising from and after the Merger Effective Time.

The foregoing description of the Warrant Agreement and the Warrant Amendment is qualified in its entirety by reference to the full text of the Warrant Agreement and the Warrant Amendment, copies of which are included (or incorporated by reference) as Exhibits 4.3 and 4.4 to this Current Report and are incorporated herein by reference.

Investors’ Rights Agreement

In connection with, and as a condition to the consummation of, the Business Combination, Holdco and certain former stockholders of SAMA entered into the Investors’ Rights Agreement, dated as of December 18, 2020 (the “Investors’ Rights Agreement”), pursuant to which, among other things:

●	so long as the Minimum Holding Condition is satisfied, the holders of a majority of the Holdco common shares party to the Investors’ Rights Agreement (the “SPAC Majority Holders”) will have the right to nominate one director to the Holdco board of directors;

●	if (A) at the time of the Closing, the size of the Holdco board of directors is composed of five or fewer directors, (B) Holdco proposes for the number of directors comprising the Holdco board of directors to be greater than five directors and (C) at the time Holdco makes such proposal, the Minimum Holding Condition is satisfied, then prior to the nomination (or, if there is no nomination, the appointment) of a sixth individual to the Holdco board of directors, the SPAC Majority Holders will have the right to consent (such consent not to be unreasonably withheld, conditioned or delayed) to the nomination (or, if there is no nomination, the appointment) of such additional director. The right to consent to such additional director will expire upon an additional director becoming a member of the Holdco board of directors in accordance with the requirements of the Investors’ Rights Agreement; and

●	certain SAMA stockholders are entitled to customary registration rights for their respective Holdco common shares.

For purposes of the Investors’ Rights Agreement, the “Minimum Holding Condition” is considered satisfied for so long as the SPAC Majority Holders hold: (i) 50% of the total number of Holdco common shares held by such holders on the date of the Investors’ Rights Agreement and (ii) 2% of the then-issued and outstanding Holdco common shares, as determined on a fully diluted basis, including any earn-out shares for so long as the earn-out remains capable of being satisfied; provided that if the holdings of Schultze Special Purpose Acquisition Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and the other SAMA stockholders that are party to the Investors’ Rights Agreement do not satisfy the foregoing clause (ii) at the Closing, the Minimum Holding Condition shall nevertheless be deemed satisfied until such time that such stockholders sell any Holdco common shares at which time the Minimum Holding Condition shall immediately cease to be satisfied.

The foregoing description of the Investors’ Rights Agreement is qualified in its entirety by reference to the full text of the Investors’ Rights Agreement, a copy of which is included as Exhibit 10.4 to this Current Report and is incorporated herein by reference.

Amendment to Stock Escrow Agreement

In connection with the Closing of the Business Combination, on December 18, 2020, the parties amended the terms of the Stock Escrow Agreement, dated as of December 10, 2018, by and among SAMA, the Sponsor, certain former SAMA stockholders named therein and Continental, as the escrow agent (the “Escrow Agreement Amendment”). Pursuant to the Escrow Agreement Amendment, immediately prior to the Closing, the Sponsor forfeited 941,156 shares of SAMA common stock, which were cancelled. The Escrow Agreement Amendment provides that the 2,308,844 Holdco common shares issued to the Sponsor and the independent directors of SAMA as part of the Business Combination in exchange for their shares of SAMA common stock will be released from escrow to the Sponsor and the independent SAMA directors as follows: (i) 1,168,421 Holdco common shares will be released to the Sponsor (and 60,000 of such shares will be released to the former independent SAMA directors) at the earlier of: (x) one year following the Closing or (y) commencing after the 180th day after the Closing, the date on which the closing price of the Holdco common shares on Nasdaq equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any 20 trading days within any consecutive 30 trading day period; (ii) 570,212 Holdco common shares will be released to the Sponsor if the closing price of the Holdco common shares on Nasdaq equals or exceeds $12.50 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any 20 trading days within any consecutive 30 trading day period on or before the second anniversary of the Closing; and (iii) 570,211 Holdco common shares will be released to the Sponsor if the closing price of the Holdco common shares on Nasdaq equals or exceeds $15.00 per share (as adjusted for stock splits, stock dividends, reorganizations, and recapitalizations) for any 20 trading days within any consecutive 30 trading day period on or before the fourth anniversary of the Closing.

The foregoing description of the Escrow Agreement Amendment is qualified in its entirety by reference to the full text of the Escrow Agreement Amendment, a copy of which is included as Exhibit 10.6 to this Current Report and is incorporated herein by reference.

2020 Incentive Award Plan

Prior to the Closing, the Company adopted the 2020 Incentive Award Plan of Clever Leaves Holdings Inc. (the “2020 Plan”) that was considered and approved by SAMA stockholders at the special meeting of SAMA stockholders held on December 17, 2020 (the “Special Meeting”). The purpose of the 2020 Plan is to enhance Holdco’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions by providing these individuals with equity ownership opportunities and/or equity-linked compensatory opportunities.

Holdco’s employees, consultants and directors, and employees, consultants and directors of its subsidiaries will be eligible to receive awards under the 2020 Plan. The 2020 Plan is expected to be administered by the Holdco board of directors with respect to awards to non-employee directors and by the compensation committee of the Holdco board of directors with respect to other participants, each of which may delegate its duties and responsibilities to committees of Holdco directors and/or officers (referred to collectively as the “plan administrator” below), subject to certain limitations that may be imposed under Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and/or stock exchange rules, as applicable. The plan administrator will have the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2020 Plan, subject to its express terms and conditions. The plan administrator will also set the terms and conditions of all awards under the 2020 Plan, including any vesting and vesting acceleration conditions.

The maximum number of Holdco common shares initially available for issuance under the 2020 Plan is 3,474,268 Holdco common shares. Of the foregoing Holdco common share reserve, (i) only up to 2,316,179 Holdco common shares shall be available for grant prior to December 18, 2021 (the first anniversary of the consummation of the Business Combination) and (ii) only up to 2,895,224 Holdco common shares shall be available for grant prior to December 18, 2022 (the second anniversary of the consummation of the Business Combination).

Awards granted under the 2020 Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or shares will not reduce the number of shares authorized for grant under the 2020 Plan. The maximum grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of equity-based awards granted to a non-employee director as compensation for services as a non-employee director pursuant to the 2020 Plan and the Earnout Plan (as defined below) in the aggregate during any calendar year is $300,000.

The 2020 Plan provides for the grant of stock options, including incentive stock options (“ISOs”) and non-qualified stock options (“NSOs”), restricted shares, dividend equivalents, share payments, restricted share units, other incentive awards, share appreciation rights (“SARs”), and cash awards. Certain awards under the 2020 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”), which may impose additional requirements on the terms and conditions of such awards. All awards under the 2020 Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards, other than cash awards, generally will be settled in Holdco common shares, but the plan administrator may provide for cash settlement of any award.

Vesting conditions determined by the plan administrator may apply to each award and may include continued service, performance and/or other conditions.

No award may be granted pursuant to the 2020 Plan after the tenth anniversary of November 9, 2020, the date on which the sole director of Holdco adopted the 2020 Plan prior to the Closing.

A more complete summary of the terms of the 2020 Plan is set forth in the Registration Statement in the section titled “The Incentive Award Plan Proposal,” which is incorporated herein by reference. That summary and the foregoing description of the 2020 Plan do not purport to be complete and are qualified in their entirety by reference to the text of the 2020 Plan, which is filed as Exhibit 10.37 hereto and is incorporated herein by reference.

2020 Earnout Award Plan

Prior to the Closing, the Company adopted the 2020 Earnout Award of Clever Leaves Holdings Inc. (the “Earnout Plan”) that was considered and approved by SAMA stockholders at the Special Meeting. The purpose of the Earnout Plan is to provide equity awards following the Closing to certain directors, employees and consultants that have contributed to the Business Combination.

The maximum number of Holdco common shares initially available for issuance under the Earnout Plan is equal to 1,440,000 Holdco common shares. Under the Earnout Plan, (i) shares constituting 50% of the share reserve will be issued only if the closing price of Holdco common shares on Nasdaq equals or exceeds $12.50 per share (as adjusted for stock splits, reverse splits, stock dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before the second anniversary of the Closing, and (ii) shares constituting the remaining 50% of the share reserve will be issued only if the closing price of the Holdco common shares on Nasdaq equals or exceeds $15.00 per share (as adjusted for stock splits, reverse splits, stock dividends, reorganizations, recapitalizations or any similar event) for any 20 trading days within any consecutive 30 trading day period on or before the fourth anniversary of the Closing. Equity awards granted prior to these hurdles being met will vest only if the applicable hurdles are achieved; equity awards granted following the hurdles being achieved need not include the hurdles. In addition, the Holdco board of directors may choose to impose additional vesting conditions.

The Earnout Plan provides for the grant of stock options, including ISOs and NSOs, restricted shares, and restricted share units. Certain awards under the Earnout Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the Earnout Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards will be settled in Holdco common shares.

Awards granted under the Earnout Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or shares will not reduce the number of shares authorized for grant under the Earnout Plan. The maximum grant date fair value (determined as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of equity-based awards granted to a non-employee director as compensation for services as a non-employee director pursuant to the 2020 Plan and the Earnout Plan in the aggregate during any calendar year is $300,000.

Vesting conditions determined by the plan administrator may apply to each award and may include continued service, performance and/or other conditions.

No award may be granted pursuant to the Earnout Plan after the tenth anniversary of November 9, 2020, the date on which the sole director of Holdco adopted the Earnout Plan prior to the Closing.

A more complete summary of the terms of the Earnout Plan is set forth in the Registration Statement in the section titled “The Earnout Award Plan Proposal,” which is incorporated herein by reference. That summary and the foregoing description of the Earnout Plan do not purport to be complete and are qualified in their entirety by reference to the text of the Earnout Plan, which is filed as Exhibit 10.41 hereto and is incorporated herein by reference.

Non-Employee Director Compensation Policy

Prior to the Closing, the Company adopted a compensation policy for its non-employee directors (the “Non-Employee Director Compensation Policy”) that consists of annual cash retainer fees and long-term equity awards. Pursuant to Non-Employee Director Compensation Policy, each non-employee director of Holdco will receive an annual cash retainer of $50,000. The chairperson of the audit committee will receive an additional annual cash retainer of $5,000. Each annual cash retainer will be paid quarterly in advance. No meeting fees will be paid to any non-employee director for attending any meetings of the Holdco board of directors or its committees.

On the date of any annual meeting of Holdco shareholders, Holdco intends to grant each non-employee director an award of restricted share units with respect to Holdco common shares with a grant-date value (based on the volume weight average price per Holdco common share over the 20 consecutive trading-day period ending on the date of such annual meeting (or on the last preceding trading day if the date of the annual meeting is not a trading day)) equal to $70,000, rounded down to the nearest whole share. Each such award will vest on the earlier of (i) the day immediately preceding the date of our first annual meeting following the date of grant and (ii) the first anniversary of the date of grant, subject to the non-employee director continuing in service on the Holdco board of directors through the applicable vesting date.

In addition, the policy provides for an initial grant to each non-employee director who currently serves on the Holdco board of directors. Such grant will be made on the first date of effectiveness of Holdco’s first registration statement on Form S-8 with respect to the 2020 Plan, and will be an award of 7,000 restricted share units with respect to Holdco common shares. Each such award will vest on the day immediately preceding the date of the first Holdco annual meeting, subject to the non-employee director continuing in service on the Holdco board of directors through the applicable vesting date.

A more complete summary of the terms of the Non-Employee Director Compensation Policy is set forth in the Registration Statement in the section titled “Executive and Director Compensation — Director Compensation — Non-Employee Director Compensation Policy,” which is incorporated herein by reference. That summary and the foregoing description of the Non-Employee Director Compensation Policy do not purport to be complete and are qualified in their entirety by reference to the text of the Non-Employee Director Compensation Policy, which is filed as Exhibit 10.44 hereto and is incorporated herein by reference.

Reference is made to the disclose contained in Item 2.03 of this Current Report, which is incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

On December 17, 2020, SAMA held the Special Meeting at which the SAMA stockholders considered and adopted, among other matters, the Business Combination Agreement. On December 18, 2020, the parties to the Business Combination Agreement consummated the Business Combination.

In connection with the Business Combination, holders of 5,253 shares of SAMA common stock (“Public Shares”) exercised their right to redeem those shares for cash at a price of approximately $10.21 per share, for an aggregate of approximately $53,633. The redemption price for holders of Public Shares electing redemption was paid out of SAMA’s trust account (the “trust account”), which, had a balance immediately prior to the Closing of approximately $86,697,892.

Prior to the Merger Effective Time, SAMA issued an aggregate of 934,819 shares of SAMA common stock to investors (each a “Subscriber”) at a purchase price of $9.50 per share (the “SAMA PIPE”), that were converted into Holdco common shares, on a one-for-one basis, in connection with the Closing (the “PIPE Shares”). As part of the SAMA PIPE, certain Subscribers who are holders of the secured convertible notes of Clever Leaves due March 30, 2022 (the “2022 Convertible Notes”) purchased PIPE Shares in exchange for the transfer of the non-interest bearing promissory notes (the “PIK Notes”) received in satisfaction of $2.9 million accrued and outstanding interest under the 2022 Convertible Notes from January 1 to December 31, 2020.

In addition, Holdco issued an aggregate of 214,284 Holdco common shares to certain Subscribers in the SAMA PIPE that signed subscription agreements with Clever Leaves to invest $1.5 million in the aggregate in convertible debentures of Clever Leaves due September 30, 2023 (the “September 2023 Convertible Debentures”) that were exchanged for Clever Leaves common shares and Holdco common shares as part of the Arrangement (the “Convertible Debenture Investment” and, together with the SAMA PIPE, the “Agreed PIPE”).

Under the terms of the Business Combination Agreement, one shareholder of Clever Leaves was issued 1,217,826 non-voting Holdco common shares to the extent the shareholder’s ownership in Holdco exceeds 9.99%.

Immediately after giving effect to the Business Combination (including as a result of the redemptions described above and the Agreed PIPE), there were 24,805,621 Holdco common shares (the “Outstanding Shares”) (including 1,140,423 Holdco common shares issued to the Sponsor and independent directors of SAMA that are held in escrow and are subject to vesting), 1,217,826 non-voting Holdco common shares and warrants to purchase 17,900,000 Holdco common shares issued and outstanding.

In connection with the Closing, on December 18, 2020, SAMA’s units, shares of SAMA common stock and warrants ceased trading on Nasdaq, and Holdco common shares and warrants began trading on Nasdaq under the symbols “CLVR” and “CLVRW,” respectively. As of the Closing, the former securityholders of Clever Leaves beneficially owned approximately 52.7% of the Outstanding Shares, the former stockholders of SAMA (including the Sponsor) beneficially owned approximately 43.5% of the Outstanding Shares and the investors in the SAMA PIPE beneficially owned approximately 3.8% of the Outstanding Shares.

FORM 10 INFORMATION

Immediately before the Closing, each of Holdco and SAMA was a shell company, other than a business combination related shell company, as those terms are defined in Rule 12b-2 under the Exchange Act. Pursuant to Item 2.01(f) of Form 8-K, Holdco is providing the information below that would be included in a Form 10 if Holdco were to file a Form 10.

Forward-Looking Statements

This Current Report contains forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

The Company believes it is important to communicate its expectations to its security holders. However, there may be events in the future that it is not able to predict accurately or over which it has no control. The risk factors and cautionary language discussed in this Current Report provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described in such forward-looking statements, including among other things:

●	Holdco’s inability to realize anticipated benefits of the Business Combination, which could result from, among other things, competition, or the inability of Holdco to grow and manage growth profitably;

●	Holdco’s ability to maintain the listing of its securities on Nasdaq following the Closing;

●	changes adversely affecting the business in which the Company is engaged;

●	general economic conditions;

●	the Company’s business strategy and plans; and

●	the result of future financing efforts.

You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Current Report.

All forward-looking statements included or incorporated by reference herein are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, the Company undertakes no obligations to update these forward-looking statements to reflect events or circumstances after the date of this Current Report or to reflect the occurrence of unanticipated events.

Business

Reference is made to the disclosure contained in the Registration Statement in the section titled “Business of Clever Leaves,” which is incorporated herein by reference.

Risk Factors

Reference is made to the disclosure contained in the Registration Statement in the section titled “Risk Factors,” which is incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report concerning the financial information of SAMA and Clever Leaves. Reference is further made to the disclosure contained in the Registration Statement in the sections titled “Summary Historical Financial Information,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations of SAMA,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Clever Leaves,” which is incorporated herein by reference.

Properties

Reference is made to the disclosure contained in the Registration Statement in the section titled “Business of Clever Leaves — Properties,” which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of Holdco common shares following the Business Combination by each of Holdco’s directors and officers, all of Holdco’s directors and officers as a group and each 5% holder of Holdco.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them.

In accordance with the SEC rules governing beneficial ownership, the calculation of percentage ownership includes Holdco common shares that each holder has the right to acquire within 60 days but does not include any other Holdco common shares issuable upon the exercise of any other outstanding options, warrants or similar instruments held by other persons.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares(1)
Directors and Executive Officers: (2)
Kyle Detwiler(3)	2,168,668	8.7%
Gary M. Julien	—	—
Etienne Deffarges	—	—
Elisabeth DeMarse	—	—
Andres Fajardo(4)	414,054	1.7%
Julian Wilches(5)	702,401	2.8%
Amit Pandey	*	*
All directors and executive officers of Holdco as a group (seven individuals)	3,326,762	13.4%
Five Percent Holders:
Neem Holdings, LLC(6)	2,478,079	9.9%
Schultze Special Purpose Acquisition Sponsor, LLC(7)	7,148,844	24.1%

*	Less than 1%.

(1)	Percentages are based on 24,805,621 Outstanding Shares as of December 18, 2020 following the consummation of the Business Combination.

(2)	Unless otherwise noted, the business address of each of these individuals is 489 Fifth Avenue, 27th Floor, New York, New York 10017.

(3)	Includes Holdco common shares owned by Silver Swan, LLC, which is controlled by Mr. Detwiler.

(4)	Includes Holdco common shares owned by Inversiones Mojo CL FA S.A.S., which is controlled by Mr. Fajardo, and shares issuable upon exercise of the options that are exercisable within 60 days.

(5)	Includes Holdco common shares owned by Just Go S.A.S., which is controlled by Mr. Wilches, and shares issuable upon exercise of the options that are exercisable within 60 days.

(6)	Consists of Holdco common shares held by Neem Holdings, LLC (“Neem Holdings”). Farallon Capital Management, L.L.C. (“FCM”), as the manager of Neem Holdings, may be deemed to beneficially own such Holdco common shares to be held by Neem Holdings. Each of Philip D. Dreyfuss, Michael B. Fisch, Richard B. Fried, David T. Kim, Michael G. Linn, Rajiv A. Patel, Thomas G. Roberts, Jr., William Seybold, Andrew J.M. Spokes, John R. Warren and Mark D. Wehrly (the “Managing Members”), as a senior managing member or managing member, as the case may be, of FCM, in each case with the power to exercise investment discretion, may be deemed to beneficially own such common shares to be held by Neem Holdings. Each of FCM and the Managing Members disclaims beneficial ownership of any such Holdco common shares. Does not include 1,217,826 non-voting Holdco common shares issued to Neem Holdings pursuant to the Business Combination Agreement. The address for each of the entities and individuals identified in this footnote is c/o Farallon Capital Management, L.L.C., One Maritime Plaza, Suite 2100, San Francisco, California 94111.

(7)	Represents shares held by the Sponsor. Includes 1,140,423 Sponsor’s earn-out shares that are held in escrow and are subject to vesting. Schultze Asset Management is the manager of the Sponsor, and Schultze Master Fund, Ltd is the majority owner of the Sponsor. Each of Schultze Asset Management and Schultze Master Fund, Ltd is controlled by George J. Schultze. Accordingly, Mr. Schultze may be deemed to beneficially own all of the shares held by the Sponsor. Mr. Schultze disclaims beneficial ownership of any securities held by the Sponsor except to the extent of his pecuniary interest therein. The address of each of the individuals is 800 Westchester Avenue, Suite S-632, Rye Brook, New York 10573.

Directors and Executive Officers

Reference is made to the disclosure contained in the Registration Statement in the section titled “Management of Holdco Following the Business Combination” and in Item 5.02 of this Current Report, which is incorporated herein by reference.

Executive Compensation

Reference is made to the disclosure contained in the Registration Statement in the section titled “Executive and Director Compensation” and in Item 5.02 of this Current Report, which is incorporated herein by reference.

Certain Relationships and Related Transactions, and Director Independence

Reference is made to the disclosure contained in the Registration Statement in the sections titled “Certain Relationships and Related Person Transactions” and “Management of Holdco — Corporate Governance — Independence of Directors,” which is incorporated herein by reference. Reference is further made to the disclosure contained in the Registration Statement in Note 5 to the unaudited condensed financial statements of SAMA for the three and nine months ended September 30, 2020 and 2019, Note 5 to the audited financial statements of SAMA for the year ended December 31, 2019 and the period from June 11, 2018 (inception) through December 31, 2018, Note 14 to the unaudited condensed consolidated financial Statements of Clever Leaves for the three and nine months ended September 30, 2020 and 2019, and Note 19 to the audited consolidated financial statements of Clever Leaves for the years ended December 31, 2019 and December 31, 2018, which disclose is incorporated herein by reference

The Holdco board of directors has affirmatively determined that Mr. Deffarges, Ms. DeMarse and Mr. Julien are independent directors under applicable Nasdaq and Exchange Act rules.

Legal Proceedings

Reference is made to the disclosure contained in the Registration Statement in the section titled “Business of Clever Leaves — Litigation,” which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Holdco common shares and warrants began trading on Nasdaq under the symbols “CLVR” and “CLVRW”, respectively, on December 18, 2020. See the section of the Registration Statement titled “Risk Factors — Risks Related to Ownership of Holdco Securities — There can be no assurance that the Holdco common shares or warrants will be approved for listing on Nasdaq upon the Closing, or if approved, that Holdco will be able to comply with the continued listing standards of Nasdaq.”

Holdco has not paid any cash dividends on its common shares to date, and there are no current plans to pay cash dividends on the Holdco common shares. The declaration, amount and payment of any future dividends will be at the sole discretion of the Holdco board of directors.

The Company estimates that, as of December 18, 2020, following the consummation of the Business Combination, there were approximately 378 registered holders of Holdco common shares, one registered holder of non-voting Holdco common shares and two registered holders of Holdco warrants.

Except as otherwise disclosed in the Registration Statement in the section titled “Material Canadian Federal Income Tax Considerations of the Business Combination,” which is incorporated herein by reference, there is no Canadian law applicable to Holdco that affects the remittance of dividends, interest and other payments by Holdco to nonresident holders of the Holdco securities.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report relating the issuance of Holdco common shares to subscribers in the Agreed PIPE, which is incorporated herein by reference.

Description of Registrant’s Securities

The description of Holdco’s securities is contained in the Registration Statement in the sections titled “Description of Holdco Securities” and “Comparison of the Rights of Holders of SAMA Common Stock and Holdco Common Shares” and is incorporated herein by reference (except with respect to the quorum requirements for Holdco shareholder meetings). The description of quorum requirements for Holdco shareholder meetings is contained in the press release of Clever Leaves filed with the SEC on December 7, 2020 pursuant to Rule 425 under the Securities Act of 1933, as amended (the “Securities Act”), and deemed filed pursuant to Rule 14a-12 under the Exchange Act, which description is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure contained in the Registration Statement in the sections titled “Comparison of the Rights of Holders of SAMA Common Stock and Holdco Common Shares — Indemnification of Directors and Officers” and “Item 20. Indemnification of Directors and Officers,” which is incorporated herein by reference. Reference is further made to the description of the form of indemnity agreement approved by the Company in connection with the Closing, which is included under Item 5.02 of the Current Report on Form 8-K filed by the Company on December 21, 2020 under the heading “Indemnity Agreement” and is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report, which is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report, which is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Guarantees and Amended Pledge Agreement for 2022 Convertible Notes

In connection with the consummation of the Business Combination, Holdco, 1255096 B.C. Ltd., an indirect subsidiary of Holdco, and Clever Leaves US, Inc. (as the surviving corporation of the Merger) each entered into a guarantee agreement (the “Guarantees”) in favor of GLAS Americas LLC, as the collateral agent, in respect of the 2022 Convertible Notes and became guarantors thereunder. In addition, the terms of the amended and restated pledge agreement, dated as of May 10, 2019, made by Clever Leaves in favor of the collateral agent was further amended and restated pursuant to a second amended and restated pledge agreement (the “Amended Pledge Agreement”) such that Clever Leaves pledged all of the shares in the capital of each of 1255096 B.C. Ltd. and Clever Leaves US, Inc. (as the surviving corporation of the Merger) in favor of the collateral agent. In addition, Holdco pledged all of the shares in the capital of Clever Leaves in favor of the collateral agent, 1255096 B.C. Ltd. pledged all of the shares in the capital of Northern Swan International, Inc. in favor of the collateral agent, and Clever Leaves US, Inc. pledged all of the shares in the capital of NS US Holdings, Inc. in favor of the collateral agent, each pursuant to a pledge agreement.

Reference is made to the disclosure contained in the Registration Statement in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Clever Leaves — Recent Developments — November 2020 Convertible Note Amendments” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Clever Leaves — Liquidity and Capital Resources Debt — Convertible notes,” which is incorporated herein by reference.

That disclosure and the foregoing description of the Guarantees and the Amended Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the text of the Guarantee, the Amended Pledge Agreement and related documents, which are filed as Exhibits 10.23 to 10.31 hereto and are incorporated herein by reference.

Herbal Brands Debt

Upon the Closing, Holdco became an indirect parent company of Herbal Brands, Inc. (“Herbal Brands”), which is a party to the Loan and Security Agreement, dated as of May 3, 2019, as amended (the “Herbal Brands Loan”), by and among Rock Cliff Capital LLC, Herbal Brands and certain guarantors party thereto. Reference is made to the disclosure contained in the Registration Statement in the sections titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Clever Leaves — Recent Developments — Herbal Brands Loan Amendment” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Clever Leaves — Liquidity and Capital Resources Debt — Herbal Brands Debt,” which is incorporated herein by reference.

That disclosure does not purport to be complete and is qualified in its entirety by reference to the text of the Herbal Brands Loan and related agreements, which are incorporated by reference as Exhibits 10.7 to 10.15 hereto.

Item 3.02. Unregistered Sales of Equity Securities.

SAMA PIPE

In connection with the Business Combination, on November 9, 2020, SAMA entered into the subscription agreements, by and among each Subscriber, SAMA and Holdco (the “Subscription Agreements”), pursuant to which the Subscribers agreed to purchase the PIPE Shares for a purchase price of $9.50 per share in the SAMA PIPE. As part of the SAMA PIPE, certain Subscribers who are holders of the 2022 Convertible Notes have agreed to purchase PIPE Shares in exchange for the transfer of the PIK Notes received in satisfaction of all accrued and outstanding interest under the 2022 Convertible Notes from January 1 to December 31, 2020.

At the closing of the SAMA PIPE immediately prior to the Merger Effective Time, the Subscribers purchased an aggregate of 934,819 PIPE Shares for an aggregate of approximately $8.9 million, of which $6.0 million was paid in cash and $2.9 million was paid via the transfer of the PIK Notes received in satisfaction of the accrued and outstanding interest under the 2022 Convertible Notes. At the Closing, the PIPE Shares issued in the SAMA PIPE pursuant to Section 4(a)(2) of the Securities Act were automatically converted into an aggregate of 934,819 Holdco common shares on a one-for-one basis.

Pursuant to the Subscription Agreements, Holdco agreed that, if Holdco common shares issuable to the Subscribers in exchange for their PIPE Shares are not registered in connection with the Business Combination, within 30 calendar days after the Closing, Holdco will file with the SEC (at Holdco’s sole cost and expense) a registration statement registering the resale of the PIPE Shares received by the Subscribers in connection with the Business Combination (the “Resale Registration Statement”), and Holdco shall use its commercially reasonable efforts to have the Resale Registration Statement declared effective no later than 90 days (or 45 days if the SEC notifies Holdco that it will not review the Resale Registration Statement) after the Closing; provided, however, that Holdco’s obligations to include the PIPE Shares held by a Subscriber in the Resale Registration Statement will be contingent upon the respective Subscriber furnishing in writing, to Holdco, such information regarding the Subscriber, the securities of Holdco held by such Subscriber and the intended method of disposition of the shares, as shall be reasonably requested by Holdco to effect the registration of such shares, and will execute such documents in connection with such registration, as Holdco may reasonably request, which will be what is customary of a selling stockholder in similar situations.

Holdco will also be required to use its commercially reasonable efforts to cause the Resale Registration Statement to become effective and to maintain the effectiveness of the Resale Registration Statement until the earliest of (a) the date on which all of the PIPE Shares may be sold without restriction under Rule 144, (b) the date on which the Subscribers cease to hold any PIPE Shares acquired pursuant to the Business Combination, and (c) the second anniversary of the Closing; provided that the period under this clause (c) may be extended by the same number of days that the Resale Registration Statement is entitled to be suspended under the Subscription Agreements.

Holdco is entitled to delay, postpone or suspend the effectiveness of the Resale Registration Statement if an event has occurred that the Holdco board of directors reasonably believes would require additional disclosure by Holdco in the Resale Registration Statement of material non-public information. However, Holdco may not delay or suspend the Resale Registration Statement on more than two occasions in any 12-month period or for more than 60 consecutive days, or more than 90 total days, in each case during any 12-month period.

Convertible Debenture Investment

On November 9, 2020, certain Subscribers in the SAMA PIPE signed subscription agreements with Clever Leaves to invest $1.5 million in the aggregate in additional September 2023 Convertible Debentures (the “Convertible Debenture Investment”) convertible into Clever Leaves common shares, which would be exchanged for Holdco common shares as part of the Arrangement. The Convertible Debenture Investment was completed shortly before the Arrangement Effective Time and resulted in the issuance of 214,284 Holdco common shares pursuant to Section 4(a)(2) of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

On December 17, 2020, in connection with and prior to the consummation of the Business Combination the amended and restated articles of the Company (the “Holdco Articles”) became effective.

Under the terms of the Business Combination Agreement, one shareholder of Clever Leaves was issued 1,217,826 non-voting Holdco common shares to the extent the shareholder’s ownership in Holdco exceeds 9.99%. While the non-voting Holdco common shares do not entitle their holder to voting rights (except with respect to special resolutions and exceptional resolutions), they have the same economic rights as voting Holdco common shares. Each non-voting Holdco common share is convertible, without the payment of additional consideration, at the option of the holder, into one fully paid and non-assessable Holdco common share, except if, after giving effect to such conversion, such holder (together with its Attribution Parties (as defined in the Holdco Articles)), would beneficially own a number of Holdco common shares in excess of 9.99% of the number of Holdco common shares issued and outstanding.

In connection with the Closing of the Business Combination, on December 18, 2020, SAMA, Holdco and Continental, as warrant agent, entered into the Warrant Amendment. Reference is made to the disclose contained in Item 1.1 of this Current Report under the heading “Warrant Amendment,” which is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

Reference is made to the disclosure in the Registration Statement in the section titled “The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report, which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Holdco Directors and Executive Officers

The following persons are serving as executive officers and directors of Holdco following the Closing.

Directors and Executive Officers	Age	Position/Title
Kyle Detwiler	37	Director and Chief Executive Officer
Gary M. Julien	50	Director
Etienne Deffarges	63	Director
Elisabeth DeMarse	66	Director
Andres Fajardo	43	Director and President
Julián Wilches	42	Chief Regulatory Officer
Amit Pandey	39	Interim Chief Financial Officer

Biographical information concerning the executive officers and directors of Holdco is included in the Registration Statement in the section titled “Management of Holdco Following the Business Combination,” which is incorporated herein by reference. Biographical information and compensation arrangements of Mr. Pandey are disclosed under Item 5.02 of the Current Report on Form 8-K filed by the Company on December 21, 2020, which disclosure is incorporated herein by reference.

Upon the consummation of the Business Combination, each director and executive officer of SAMA ceased serving in such capacities. Kyle Detwiler was appointed as the President, Secretary and sole director of Clever Leaves US, Inc., as the surviving corporation in the Merger.

In connection with the consummation of the Business Combination, Holdco established an audit committee, a compensation committee and a nominating and governance committee of the Holdco board of directors. Etienne Deffarges, Elisabeth DeMarse and Gary M. Julien were appointed to serve on each of these committees. Ms. DeMarse serves as the chair of the audit committee and qualifies as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Mr. Deffarges serves the chair of the compensation committee. Mr. Julien serves as the chair of the nominating and governance committee.

Compensation of Directors and Executive Officers

A description of the compensation of the directors and officers of SAMA prior the consummation of the Business Combination is set forth in the Registration Statement in the section titled “Other Information about SAMA—Officer and Director Compensation,” which is incorporated herein by reference.

A description of the compensation of the named executive officers and directors of Clever Leaves before the consummation of the Business Combination and of the Holdco directors and executive officers following the Closing is set forth in the Registration Statement in the section titled “Executive and Director Compensation,” which is incorporated herein by reference.

In connection with the consummation of the Business Combination, Holdco entered into an employment agreement with Mr. Detwiler (the “Detwiler Employment Agreement”), effective as of December 18, 2020. A summary of the terms of the Detwiler Employment Agreement is set forth in Item 6 under the heading “Employment Agreement” of the Schedule 13D filed with the SEC by Kyle Detwiler on December 28, 2020. That summary does not purport to be complete and is qualified in its entirety  by reference to the copy of the Detwiler Employment Agreement, which is included as Exhibit 10.45 hereto and is incorporated herein by reference.

The information set forth under Item 1.01 of this Current Report on Form 8-K under the headings “2020 Incentive Award Plan,” “2020 Earnout Award Plan” and “Non-Employee Director Compensation Policy” is incorporated herein by reference.

Indemnity Agreement

Reference is made to the description of the form of indemnity agreement approved by the Company in connection with the Closing, which is described under Item 5.02 of the Current Report on Form 8-K filed by the Company on December 21, 2020 under the heading “Indemnity Agreement,” which description is incorporated herein by reference. The description of the form of indemnity agreement does not purport to be complete and is qualified in its entirety by reference to the form of indemnity agreement, which is included as Exhibit 10.52 hereto and is incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, Holdco ceased being a shell company. Reference is made to the disclosure in the Registration Statement in the section titled “The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report, which is incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

Financial statements of businesses acquired

The unaudited consolidated financial statements of Clever Leaves for the three and nine months ended September 30, 2020 and 2019 and the related notes thereto are set forth in the Registration Statement on pages F-33 to F-66 and are incorporated herein by reference.

The audited consolidated financial statements of Clever Leaves for the years ended December 31, 2019 and 2018, the related notes and report of independent registered public accounting firm thereto are set forth in the Registration Statement on pages F-67 to F-112 and are incorporated herein by reference.

The unaudited consolidated financial statements of SAMA for the three and nine months ended September 30, 2020 and 2019 and the related notes thereto are set forth in the Registration Statement on pages F-2 to F-16 and are incorporated herein by reference.

The audited consolidated financial statements of SAMA for the year ended December 31, 2019 and the period from June 11, 2018 (inception) through December 31, 2018, the related notes and report of independent registered public accounting firm thereto are set forth in the Registration Statement on pages F-17 to F-32 and are incorporated herein by reference.

Pro forma financial information

Certain pro forma financial information of Holdco is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Exhibits

Exhibit No.	Description
2.1†	Amended and Restated Business Combination Agreement, dated as of November 9, 2020, by and among Schultze Special Purpose Acquisition Corp., Clever Leaves Holdings Inc., Novel Merger Sub Inc. and Clever Leaves International Inc. (incorporated by reference to Exhibit 2.1 of Schultze Special Purpose Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on November 9, 2020).
3.1	Amended and Restated Articles of Clever Leaves Holdings Inc. (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed with the SEC by Clever Leaves Holdings Inc. on December 23, 2020).
4.1	Specimen Common Share Certificate of Clever Leaves Holdings Inc. (incorporated by reference to Exhibit 4.4 to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on November 9, 2020).
4.2	Specimen Warrant Certificate of Clever Leaves Holdings Inc. (incorporated by reference to Exhibit 4.5 to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on November 9, 2020).
4.3	Warrant Agreement, dated December 10, 2018, between Schultze Special Purpose Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 of Schultze Special Purpose Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on December 14, 2018).
4.4	Assignment, Assumption and Amendment Agreement, dated as of December 18, 2020, among Clever Leaves Holdings Inc., Schultze Special Purpose Acquisition Corp. and Continental Stock Transfer & Trust Company.
10.1	Transaction Support Agreement, dated July 25, 2020, by and among Schultze Special Purpose Acquisition Corp., Clever Leaves International Inc., Clever Leaves Holdings Inc., Schultze Special Purpose Acquisition Sponsor, LLC and other parties named therein (incorporated by reference to Exhibit 10.2 of Schultze Special Purpose Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on July 29, 2020).
10.2†	Amendment No. 1, dated as of November 9, 2020, to the Transaction Support Agreement, dated July 25, 2020, by and among Schultze Special Purpose Acquisition Corp., Clever Leaves International Inc., Clever Leaves Holdings Inc., Schultze Special Purpose Acquisition Sponsor, LLC and other parties named therein (incorporated by reference to Exhibit 10.2 of Schultze Special Purpose Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on November 9, 2020).
10.3	Form of Shareholder Support Agreement by and among Schultze Special Purpose Acquisition Corp., Clever Leaves Holdings Inc. and certain of the shareholders of Clever Leaves International Inc. (incorporated by reference to Exhibit 10.1 of Schultze Special Purpose Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on July 29, 2020).
10.4	Investors’ Rights Agreement, dated as of December 18, 2020, among Clever Leaves Holdings Inc. and certain shareholders named therein.
10.5	Stock Escrow Agreement, dated December 10, 2018, among Continental Stock Transfer & Trust Company and Schultze Special Purpose Acquisition Corp. and its initial stockholders (incorporated by reference to Exhibit 10.3 of Schultze Special Purpose Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on December 14, 2018).
10.6	Amendment No. 1 to Stock Escrow Agreement among Continental Stock Transfer & Trust Company and Schultze Special Purpose Acquisition Corp. and its initial stockholders, dated as of December 18, 2020.

10.7	Loan and Security Agreement, dated as of May 3, 2019, by and among Rock Cliff Capital LLC, as Lender, Herbal Brands, Inc., as Borrower, and Subsidiary Guarantors that executes an instrument of joinder thereto (incorporated by reference to Exhibit 10.15 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.8	First Amendment to Loan and Security Agreement, dated as of August 27, 2020, by and among Rock Cliff Capital LLC, as Lender, and Herbal Brands, Inc., as Borrower (incorporated by reference to Exhibit 10.16 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.9	Secured Note from Herbal Brands, Inc. evidencing obligations pursuant to the Loan and Security Agreement, dated as of May 3, 2019 (incorporated by reference to Exhibit 10.17 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.10	Amended and Restated Warrant Certificate with respect to 193,402 warrants to purchase common shares of Clever Leaves International Inc. (incorporated by reference to Exhibit 10.18 to the Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.11	Guaranty, dated as of May 3, 2019, made by Clever Leaves International Inc. (formerly known as Northern Swan Holdings, Inc.) and each Subsidiary Guarantor that executes an instrument of accession thereto (incorporated by reference to Exhibit 10.19 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.12	Pledge Agreement, dated as of May 3, 2019, by and between NS US Holdings, Inc. and Rock Cliff Capital LLC (incorporated by reference to Exhibit 10.20 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.13	Trademark Security Agreement, dated as of May 3, 2019, by and between Rock Cliff Capital LLC and Herbal Brands, Inc. (incorporated by reference to Exhibit 10.21 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.14	Patent Security Agreement, dated as of May 3, 2019, by and between Rock Cliff Capital LLC and Herbal Brands, Inc. (incorporated by reference to Exhibit 10.22 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.15	Subordination Agreement, dated as of May 10, 2019, by and between the creditors listed therein, GLAS Americas LLC, as Senior Collateral Agent, and Rock Cliff Capital LLC, as Subordinated Creditor (incorporated by reference to Exhibit 10.23 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.16	Amended and Restated Intercreditor and Collateral Agency Agreement, dated as of May 10, 2019, by and among GLAS Americas LLC, as Collateral Agent, GLAS USA LLC, as Paying Agent, Clever Leaves International Inc. (formerly known as Northern Swan Holdings, Inc.) and other parties named therein (incorporated by reference to Exhibit 10.24 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.17	Collateral Agency Accession, dated as of December 18, 2020.

10.18	Form of Senior Convertible Note issued by Clever Leaves International Inc. (formerly known as Northern Swan Holdings, Inc.) (incorporated by reference to Exhibit 10.25 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.19	Amendment, Consent and Waiver Agreement, dated as of March 26, 2020, by and among Clever Leaves International Inc., NS US Holdings Inc., Herbal Brands Inc., and other parties named therein (incorporated by reference to Exhibit 10.26 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.20	Amendment, Consent and Waiver Agreement, dated as of June 23, 2020, by and among Clever Leaves International Inc., NS US Holdings Inc., Herbal Brands Inc., and other parties named therein (incorporated by reference to Exhibit 10.27 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.21	Amendment, Consent and Waiver Agreement, dated as of November 9, 2020, by and among Clever Leaves International Inc., NS US Holdings Inc., Herbal Brands Inc., and other parties named therein (incorporated by reference to Exhibit 10.29 to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on November 9, 2020).
10.22	Warrant Certificate, dated as of March 30, 2019, with respect to 28,922 warrants to purchase common shares of Clever Leaves International Inc. (formerly known as Northern Swan Holdings, Inc.) (incorporated by reference to Exhibit 10.28 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.23	Guarantee, dated as of December 18, 2020, made by Clever Leaves Holdings Inc. in favor of GLAS Americas LLC, as Collateral Agent.
10.24	Guarantee, dated as of December 18, 2020, made by 1255096 B.C. LTD. in favor of GLAS Americas LLC, as Collateral Agent.
10.25	Guarantee, dated as of December 18, 2020, made by Clever Leaves US, Inc. in favor of GLAS Americas LLC, as Collateral Agent.
10.26	Amended and Restated Guarantee, dated as of May 10, 2019, by NS US Holdings Inc., Herbal Brands Inc., Clever Leaves International Inc. (formerly known as Northern Swan Holdings, Inc.) and other Guarantors named therein in favor of GLAS Americas LLC, as Collateral Agent (incorporated by reference to Exhibit 10.29 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.27	Confirmation Agreement, dated as of December 18, 2020, made by the guarantors named therein in favor of GLAS Americas LLC, as Collateral Agent.
10.28	Second Amended and Restated Pledge Agreement, dated as of December 18, 2020, made by Clever Leaves International Inc. in favor of GLAS Americas LLC, as Collateral Agent.
10.29	Pledge Agreement, dated as of December 18, 2020, made by Clever Leaves Holdings Inc. in favor of GLAS Americas LLC, as Collateral Agent.
10.30	Pledge Agreement, dated as of December 18, 2020, made by 1255096 B.C. LTD. in favor of GLAS Americas LLC, as Collateral Agent.
10.31	Pledge Agreement, dated as of December 18, 2020, made by Clever Leaves US, Inc. in favor of GLAS Americas LLC, as Collateral Agent.

10.32	Form of Subscription Agreement for cash investors by and among, Schultze Special Purpose Acquisition Corp., Clever Leaves Holdings Inc. and the Subscriber party thereto (incorporated by reference to Exhibit 10.3 of Schultze Special Purpose Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on November 9, 2020).
10.33	Form of Subscription Agreement for holders of Secured Convertible Notes by and among, Schultze Special Purpose Acquisition Corp., Clever Leaves Holdings Inc. and the Subscriber party thereto (incorporated by reference to Exhibit 10.4 of Schultze Special Purpose Acquisition Corp.’s Current Report on Form 8-K, filed with the SEC on November 9, 2020).
10.34	Northern Swan Holdings, Inc. 2018 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.31 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.35	Amendment No. 1 to Northern Swan Holdings, Inc. 2018 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.32 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.36	Amendment No. 2 to Northern Swan Holdings, Inc. 2018 Omnibus Incentive Compensation Plan (incorporated by reference to Exhibit 10.33 to Amendment No. 1 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on September 11, 2020).
10.37	2020 Incentive Award Plan of Clever Leaves Holdings Inc.
10.38	Form of Restricted Share Unit Award Grant Notice and Restricted Share Unit Agreement under the 2020 Incentive Award Plan of Clever Leaves Holdings Inc.
10.39	Form of Restricted Share Unit Award Grant Notice and Restricted Share Unit Agreement for Directors under the 2020 Incentive Award Plan of Clever Leaves Holdings Inc.
10.40	Form of Stock Option Grant Notice and Stock Option Agreement under the 2020 Incentive Award Plan of Clever Leaves Holdings Inc.
10.41	2020 Earnout Award Plan of Clever Leaves Holdings Inc.
10.42	Form of Restricted Share Unit Award Grant Notice and Restricted Share Unit Agreement under the 2020 Earnout Award Plan of Clever Leaves Holdings Inc.
10.43	Form of Stock Option Grant Notice and Stock Option Agreement under the 2020 Earnout Award Plan of Clever Leaves Holdings Inc.
10.44	Clever Leaves Holdings Inc. Non-Employee Director Compensation Policy, effective as of December, 21 2020.
10.45	Amended and Restated Employment Agreement, dated as of December 22, 2020, between Clever Leaves Holdings Inc. and Kyle Detwiler (incorporated by reference to Exhibit 10.2 to the Schedule 13D filed with the SEC by Kyle Detwiler on December 28, 2020.)
10.46	Employment Agreement between Ecomedics S.A.S. and Andres Fajardo, dated as of January 12, 2018 (incorporated by reference to Exhibit 10.42 to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on November 9, 2020).
10.47	Addendum to the Employment Agreement between Ecomedics S.A.S. and Andres Fajardo effective as of October 31, 2019 (incorporated by reference to Exhibit 10.43 to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on November 9, 2020).

10.48	Employment Agreement between Ecomedics S.A.S. and Julian Wilches, dated as of January 12, 2018 (incorporated by reference to Exhibit 10.44 to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on November 9, 2020).
10.49	Addendum to the Employment Agreement between Ecomedics S.A.S. and Julian Wilches effective as of October 31, 2019 (incorporated by reference to Exhibit 10.45 to Amendment No. 2 to the Registration Statement on Form S-4 (File No. 333-241707) filed with the SEC by Clever Leaves Holdings Inc. on November 9, 2020).
10.50	Employment Agreement, dated as of May 13, 2019, between NS US Holdings, Inc. and Amit Pandey (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC by Clever Leaves Holdings Inc. on December 21, 2020).
10.51	Letter Agreement, dated as of December 11, 2020, between Clever Leaves International, Inc. and Amit Pandey (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed with the SEC by Clever Leaves Holdings Inc. on December 21, 2020).
10.52	Form of Indemnity Agreement (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed with the SEC by Clever Leaves Holdings Inc. on December 21, 2020).
21.1	Subsidiaries of Clever Leaves Holdings Inc.
99.1	Unaudited Pro Forma Condensed Combined Financial Statements for the nine months ended September 30, 2020 and the year ended December 31, 2019.

†	Certain exhibits and schedules to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Registrant hereby agrees to furnish a copy of any omitted exhibits or schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clever Leaves Holdings Inc.

By:	/s/ David M. Kastin
Name:	David M. Kastin
Title:	General Counsel and Corporate Secretary

Date: December 28, 2020